UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period:June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2015

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2015 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund’s return for the first 6 months of 2015 was flat posting a minor gain of 0.45%.  A $10,000 investment in our Fund at the start of 1996 grew to $83,488 during the 19½ years ending 6/30/2015.  This was an 11.50% average annual compounded return.

In our portfolio, the following stocks provided positive returns for the first half of the year:

Description	Ticker	Return
Fannie Mae Preferred	multiple	21.97%
Ryland Group Inc.	RYL	20.41%
East West Bancorp, Inc.	EWBC	16.82%
Apple, Inc.	AAPL	14.52%
JP Morgan Chase & Co.	JPM	9.56%
MasterCard Inc.	MA	8.87%
DR Horton Inc.	DHI	8.68%
Goldman Sachs Group, Inc.	GS	8.36%
K12, Inc.	LRN	6.57%
BBCN Bancorp, Inc.	BBCN	4.24%
KKR & Co. LP	KKR	1.94%

The financials and homebuilders stocks were gainers as well as Apple and our “Special Situation” investment in various Fannie Mae Preferred Stocks.

The portfolio investments that declined for the six months were:

Description	Ticker	Return
Kansas City Southern	KSU	-24.72%
The Fresh Market, Inc.	TFM	-21.99%
Boardwalk Pipeline Partners, LP	BWP	-17.16%
Brandywine Realty Trust	BDN	-15.02%
Scripps Networks Interactive, Inc.	SNI	-12.54%
Berkshire Hathaway Inc. Class A	BRK/A	-9.36%
Kelly Services, Inc.	KELYA	-9.22%
Cabela's Inc.	CAB	-5.18%
FedEx Corporation	FDX	-1.62%
Polaris Industries, Inc.	PII	-1.37%

I used the negative volatility to increase our investments in all these holdings that declined except Kelly Services.  Additional changes were made in the energy related investments through sales of Baker Hughes, Haliburton, Range Resources and Kinder Morgan while starting a small investment in California Resources.  In addition I sold Caterpillar and Biglari Holdings.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

In these Shareholder Letters, I usually explain an investment concept and how it applies to our Matthew 25 Fund.  This time I will try a different tact.  As of July 31st, I have purchased 23,394.806additional shares of our Fund for my family.  The reason for these investments is because I believe our portfolio holdings consist of exceptional companies that are attractively priced and should provide high investment returns in the future.  I have no advantages over you when buying shares of our Matthew 25 Fund.  I purchase shares of MXXVX at closing market prices just as you can on any given day.  The difference is that I know the portfolio.  After conversations with some shareholders, I decided to use this letter to explain each of our investments as briefly and succinctly as possible.  This will make the letter longer than usual but should help you know our portfolio better.

APPLE Inc. is a Growth/Value Investment.  AAPL is an exceptional company.  Consensus projected 5-year growth is 14.1%.  It has a clean balance sheet with $99.2 billion in cash net of all debt.  Its Enterprise Value is $616.45 billion which is 7.76 times (x) 2015 estimated EBITDA of $79.4 billion.  Current fair price would be 11 times EBITDA or $170.50 per share and I estimate fair price in four to five years could be in excess of $200.  Total return potential is 14% compounded.  Management treats shareholders well by returning $30.273 billion to shareholders over the past 9 months through stock buybacks and dividends.  I call this Return to Owners (RtO) of $7.07 per share annualized for an RtO of 5.64%

BBCN Bancorp, Inc. is a Value/Growth Investment.  BBCN is the largest Korean-American bank in the nation.  Current book value is $11.30 per share with the stock selling at 131% of book with close to a 3% dividend yield.  Over the past 4 years, book value grew over 9% per year; assuming the next 4 years it grows at 7.5% and the stock sold at one and a half times book then total return would be close to 14% compounded per year.  I believe my estimates are achievable.

Berkshire Hathaway Inc. is a Value/Growth Investment. BRK.A as you probably know is Warren Buffett’s investment entity owning investments and whole businesses together.  The growth comes not only from the existing stocks and business but also from the reinvesting of the free cash flow.  Mr. Buffett is the best investor in the past 50 years and it is a wonderful opportunity to invest alongside with him.  As long as the stock is not too much above its fair price, then I will maintain an investment.  Even without Mr. Buffett at the helm, the stock is a buy whenever it is significantly below its fair price.  My research puts trailing Fair Price at 10 times Operating EBITDA plus the excess cash/investments for an approximate value of $215,897.44 per “A” share.  I believe that excess cash and investments are conservatively calculated by netting ½ of the tax deferral liability plus all other liabilities from the cash, stocks and bonds. As of yearend 2014,excess cash and investments were $72.83 billion from a total investment portfolio of $254 billion.  Operating EBITDA is obtained by netting out all gains, dividends and interest and was $28,189 million last year.  This valuation should grow over time.

Boardwalk Pipeline Partners, LP is a Value Investment.  BWP consists of 14,625 miles of natural gas pipelines and 208 billion cubic feet of natural gas underground storage caverns.  Over ½ of the shares are owned by Loews Corp. which is run by the wealthy Tisch family.  Natural gas pipelines should be attractive long-term assets in the

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

U.S.  The shares are currently selling below book value of $16.70 per share and the net assets’ cost per share is $23.12.  Management is focusing capital expansion towards Liquid Natural Gas (LNG) terminals and utilities converting from coal.  Catalyst should be increasing dividends over time after growth projects are completed.  The Value Line Investment Survey puts the 3 to 5 years future price estimates at $25 to $40.  My research puts the future value at the upper end of that range. Based on the June market price of $14.52 potential average annual returns could be 14% to 24%.

Brandywine Realty Trust is a Value Investment. BDN is predominantly an office REIT.  Total capitalization as of June 30th was $4,928.08 million with a pre-tax cash flow in 2014 of $346.1 million.  This was a Cap Rate of 7.2% better than the market for many of the prime properties owned in the trust.  This undervaluation is confirmed by looking at the historical cost of BDN’s properties on a per share basis of around $16.49.  Cash flow should increase as the office rental market continues to improve and new construction projects are completed.  However, a 5.5% cap rate on last year’s EBITDA would be around $21.50 per share with June’s market price at $13.28.  I believe this is attainable in five years providing an average annual total return of greater than 14.45%.

Cabela’s Inc. is a Growth/Value Investment.  CAB is a specialty retailer of hunting, fishing, camping and other outdoor activities’ equipment and clothes.  It markets its goods through three distribution channels; these are its website, catalogs and stores.  New stores create the growth.  This is our 2nd largest holding because it is undervalued and growing with a clean balance sheet (net cash of $72 million.)The 5-year consensus growth rate projection for CAB is13.6% per year.  As of my writing the price is $43.69 per share.  The enterprise value is then currently $3 billion dollars with an expected EBITDA this year of $453 million.  This is only 6.62 times EBITDA which is an exceptional price for a unique retailer.  I estimate current fair price would be ten times EBITDA or $65.40.  Looking forward, my research estimates fair price for this stock in four to five years at around $98.25.  The return potential of this future fair price would be greater than a 17.5% average annual return.

California Resources Corp. is a Value Investment.  CRC is an oil and natural gas exploration and production company operating exclusively in the state of California.  It was spun off from Occidental Petroleum in the middle of the oil decline on November 13th 2014.  I generally like spinoffs for investments.  The appeal here is the value of its oil and gas proven reserves.  The stock sells for the greatest discount to its energy assets that I have found in public securities.  One risk is in that Occidental left the separated company with a high debt load of $7,019 million.  The year-end PV-10 (present value future cash flows less production costs discounted at 10% per year) was $16,091 million.  After debt coverage this works out to $23.52 per share which exceeds current market price.  It is a small investment that I will build over time depending on energy prices and any balance sheet improvements.

D.R. Horton Inc. is a Value/Growth Investment.  DHI is one of our two investments in a homebuilder.  DHI has a clean balance sheet with $4 billion in working capital including cash of $800 million.  Consensus projected annual growth rate is 9% for the next five years.  I believe this estimate could prove to be low.  Enterprise value if you

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

remove the working capital sells at 5.2 times estimated 2015 EBITDA.  This is an inexpensive growing stock and I believe we are in the very early stage of home building.

East West Bancorp, Inc. is a Growth Investment.  EWBC is a commercial bank that focuses on businesses with operations in the U.S. and Greater China.  It also focuses on the Chinese American communities.  This is an efficiently managed bank.  Consensus long-term growth rate is 10.5%.  However, it is fairly priced at 2.2 times book value and a 16.85 PE Ratio.  I have been reducing this investment.

FedEx Corporation is a Growth/Value Investment. The 5-year consensus annual growth rate is 14.5%.  Its enterprise value is currently $55,890 million which is 7.2 times estimated EBITDA of $7,856.4 million.  Over the last two years, RtO from dividends and buybacks totaled $5.65 billion which works out to around $20 per share of outstanding shares.  This stock has very good value, is growing and treats shareholders well!

Fannie Mae Preferred Stocks are Value Investments.  We own nine different FNMA preferred stocks with a $50 par value and one with a $25 par value.  The market values are around 14% of par.  This is a very complex investment.  The U.S. government invested cash in Fannie Mae of $117.15 billion from 2008 to 2012.  It has received back $138.19 billion from 2008 until 2nd quarter of 2015 and intends to continue taking all profits.  Last year’s profits adjusted for gains and losses were $18.1 billion.  As an ongoing concern the company is worth greater than $200 billion.  In a run-off of its portfolio, it is worth $100 billion plus. The par value of the public preferred stocks is $19.2 billion.  These investments will be settled legislatively or judicially and I believe it is a question of property rights and not a question of economic value. Probably has the highest risks and rewards in our portfolio which is why it was held at around 2.5% of our portfolio.  A recent quote by successful investor Bill Ackman describing Fannie Mae and Freddie Mac was as follows: "It's the most interesting risk-reward that I'm aware of in the capital markets right now." I believe he is saying this regarding the common stocks.  The preferred stocks have precedence over the common stocks.  I believe that American jurisprudence will prevail but do not try this investment at home!

Goldman Sachs Group, Inc. is a Value/Growth Investment.  GS is an investment that evokes many emotions from investors.  I may be in the minority but I like the company and its management for I believe that management is capable, brings value to our capitalist system and treats shareholders well.   However, the main reason we own GS is because it offers very high potential rates of return over the next three to five years.  The best way to value GS going forward is to use the current Tangible Book Value per Share of $167.45.  Assume GS can grow book value at 9% compounded over the next four years, this gives a future book value of $236.37.  Next assume a 12.5% Return on Equity, then this would provide an Earnings per Share (EPS) in four years of $29.55. By giving these earnings a conservative Price to Earnings Ratio (PE) of 13 puts the estimated future price at $384.10 in 2019.  This scenario provides an annual average rate of return of 17.65%.  Anything may happen over four years, but I believe that GS has the potential to even exceed these estimates!

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

JP Morgan Chase is a Value/Growth Investment.  JPM is run by the best banker in the U.S. – Jamie Dimon. JPM is also a major investment banker but is a force in commercial and consumer banking as well.  This provides less volatility in earnings than Goldman but less upside as well.  Using current book value per share of $52.69 and a 7.5% compounded growth for four years should yield a book value of $70.37.  A 12.5% return on this capital would give and EPS of $8.80.  Valuing these future earnings at a 13 PE Ratio would provide a price of $114.34 in 2019.  This yields an average annual total return of 16.5%.

KKR & Co. is a Value/Growth Investment.  KKR is a private equity and investment management business.  This industry sector is relatively nascent in public markets and analysis of this industry is still formulating.  KKR has underperformed the overall market as well as the leader of this group Blackstone.  However, there are factors that may lead to improved relative performance and high total returns such as its low price to earnings with a PE Ratio of 8.2 on estimated 2015 earnings.  It also has a high relative investments per share at 57.8%.  Its cash distributions are over 7.5% and currently the consensus projected annual growth rate of earnings is 11.7%.  Two of the best catalysts in our stock market are growth and income; we have both in KKR. The potential returns appear very attractive.

Kansas City Southern is a Growth Investment.  KSU is a railroad that serves the Southeast and Midwest regions of the U.S. but its uniqueness is in its concession with Mexico to own and operate until at least 2047,Kansas City Southern de Mexico.  This is one of the two Class I railroads between the U.S. and Mexico.  This rail line serves Mexico City, most of Mexico’s principal industrial cities and three of its major seaports including exclusive rail access to the Port of Lazaro Cardenas on the Pacific.  This is a developing, alternative port for trade between the Americas and Asia.  Consensus growth rate estimates have declined to 9.8% due to declining oil and coal prices.  At the $91.20 price, the company is valued around 11.5 x 2015 EBITDA and under 10 x next year’s EBITDA.  Being reasonably priced, it is a smaller holding at 2.81% of our portfolio.  I am hoping to purchase more shares at lower valuation or when growth improves or possibly when both occur.  This is a unique long-term growth investment.

MasterCard is a Growth Investment.  This ubiquitous company’s stock is not exactly priceless, but it is precious.  Consensus 5-year expected annual growth rate is 17% with great opportunities worldwide.  However, at 17.6 x this year’s EBITDA and 15 times next year’s it is what I would consider fully priced.  I have reduced this holding below 5%.  This way we can have a meaningful benefit if it grows and stays fully priced, but we have room to buy shares if the price declines significantly.

Polaris Industries is a Growth/Value Investment.  PII has been a great investment and I believe that it will be so in the future.  Ten years ago PII had sales of $1.87 billion and profits of $144 million.  It had 83.4 million shares outstanding and net debt of around $20 million at that time.  In 2015 PII should have $5 billion in sales and over $500 million in profits.  This growth occurred while the number of shares declined to 66.5 million and debt has been reduced so that net cash after all liabilities is now $25 million.  Not many companies can boast that kind of performance on the balance sheet and income statement.  Yet, the future still looks bright.  Consensus growth rates going forward are 17.5% per

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

year.  Due to its recent decline in price to $137.50, the Enterprise Value to EBITDA is under 10 times this year’s estimate of $919.5 million and only 8.6 times next year’s.  I believe PII could potentially be worth approximately $250 per share without splits in four to five years.

Ryland Group Inc. is a Value/Growth Investment.   RYL is our other homebuilder.  (See D.R. Horton)  Home building has finally turned after a long housing recession that nearly everyone recognizes.  The value in this stock is exceptional.  After covering all liabilities this company has $316 million in cash and $931 million in working capital.  Enterprise Value net of cash is 4.26 times 2015 Estimated EBITDA of $435.6 million, and if you value the company net of Working Capital, it is 2.85 times.  Due to the cyclical nature of the industry these homebuilder stocks are not “keep forever” stocks, but I believe the next three to five years RYL’s return potential will beat the stock markets’ averages.

Scripps Networks Interactive, Inc. is a Value/Growth Investment.  SNI is a content provider for TV and the internet.  Its network brands are HGTV, Food Network, Travel Channel, DIY Network, Cooking Channel and Great American Country.  I do not know who is going to win the battle among cable, fiber optics, satellite and internet providers, but I believe that content producers such as SNI will be needed by the winner(s).  SNI has nearly all the traits that I like in a stock investment.  First it is a great branded business. It has very low debt of $520 million or only 6% of its Enterprise Value based on its current price of $58.80.  It has excellent valuation with the Enterprise Value at 7.2 times 2015 estimated EBITDA of $1.12 billion and 6.8 times next year’s estimate of $1.2 billion. Management is treating shareholders well.  Last year between stock buybacks and dividends the Return to Owners (RtO) was $1.272 billion or based on current shares outstanding an RtO per share of $9.90.  This was an RtO of 16.8%.  It has growth with consensus projected growth rate of 10.2% per year.  According to my research, the fair price today would be at ten times EBITDA or $83.25, and my estimated fair price in four to five years is $121 which if achieved would provide an average annual total return of 17% to 21%.  Needless to say, I have used this recent price decline to increase our ownership of SNI and I believe that it will be an investment we may own for a long time.

The Fresh Market, Inc. is a Growth/Value Investment.  TFM is a premium quality food retailer.  It has a clean balance sheet and great valuation.  The Enterprise Value to this year’s estimated EBITDA is only 7.2 times which is very attractive for a company with 13.7% long-term consensus growth rates.  It is a small holding because the competition in this sector is high but I may increase this investment over time.  My current fair price is around ten times EBITDA and is $44.84, per share and my projected fair price in four to five years is $60.50 for average annual rates of return of 13.5% to 17% on June’s market price of $32.14.

It was harder than I expected to cover each of these investments both briefly and succinctly, but I felt it was important for you to know my thoughts and reasons for our current investments.  The portfolio will change over time, but my analysis will be consistent! The following is from our current prospectus and a similar version was originally written back in 1999:

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

…The adviser believes that you make the most money by investing with the exceptional; accordingly, the adviser searches for securities possessing the best combinations of a desirable business, capable management, clean financials, and a market price that the adviser deems to be at or below its fair value presently or in the future.  Based on this fundamental analysis, the adviser will make investments that he classifies as either Value, Value/Growth, or Growth.  The adviser does like the value investing adage of "buy low and sell high" although, he prefers the maxim of value/growth and growth investing of "buy low and let it grow."

Hopefully, the descriptions in this letter reveal my belief that our portfolio achieves the investment goals in our Fund’s prospectus.  Whenever I feel the portfolio is right then at some point the returns have come.  It is always difficult to get the timing right but I feel good about our portfolio’s potential right now! This is why I am more aggressively buying shares of our Fund for my family.

Thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2015 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns For the Periods Ended June 30, 2015

	Matthew 25 Fund	Russell 3000 Index
1 Year	1.75%	7.29%
3 Year	17.64%	17.73%
5 Year	21.76%	17.54%
10 Year	8.09%	8.15%
12/31/1995 – 6/30/2015	11.50%	8.58%

Matthew 25 Fund $83,488
Russell 3000 Index $49,748
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/15.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2015 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	13.85%
Cabelas, Inc. Class A	8.25%
Goldman Sachs Group, Inc.	7.46%
JP Morgan Chase & Co. (a)	6.73%
Scripps Networks Interactive, Inc	6.37%
Brandywine Realty Trust	5.90%
FedEx Corp.	5.87%
KKR & Co. LP	5.72%
Polaris Industries, Inc.	5.68%
Berkshire Hathaway, Inc. Class A	5.40%
71.23%

(a) Including JP Morgan Chase & Co. Warrants

Asset Allocation	(% of Net Assets)

Electronic Computers	13.85%
Shopping Goods Store	8.25%
Security Brokers, Dealers & Exchanges	7.46%
National Commercial Bank	7.21%
Operative Builders	6.46%
Cable & Other Pay Television Services	6.37%
Real Estate Investment Trusts	5.90%
Air Courier Services	5.87%
Transportation Equipment	5.68%
Fire, Marine & Casualty Insurance	5.40%
Business Services	4.62%
State Commercial Banks	3.49%
Railroads, Line-Haul Operations	2.81%
Computer Programming & Data Processing	2.08%
Retail-Grocery Stores	1.52%
Services-Help Supply Services	0.87%
Services-Educational Services	0.82%
Crude Petroleum & Natural Gas	0.02%
Warrants	0.50%
Preferred Stocks	2.46%
Limited Partnerships	7.88%
Other Assets Less Liabilities	0.48%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2015 (UNAUDITED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
265,000	FedEx Corp.	$24,770,576	$45,156,000	5.87%

Business Services
1	The Depository Trust & Clearing Corp. (***) *	1,091	1,688	0.00%
380,000	MasterCard, Inc.	13,810,527	35,522,400	4.62%
	Total Business Services	13,811,618	35,524,088	4.62%

Cable & Other Pay Television Services
750,000	Scripps Network Interactive, Inc.	47,292,627	49,027,500	6.37%

Computer Programming & Data Processing
5,500	Google, Inc. Class A	1,209,598	2,970,220	0.39%
25,000	Google, Inc. Class C *	7,729,986	13,012,750	1.69%
	Total Computer Programming & Data Processing	8,939,584	15,982,970	2.08%

Crude Petroleum & Natural Gas
25,000	California Resources Corp.	151,315	151,000	0.02%

Electronic Computers
850,000	Apple, Inc.	49,055,757	106,611,250	13.85%

Fire, Marine & Casualty Insurance
203	Berkshire Hathaway, Class A *	27,982,339	41,584,550	5.40%

National Commercial Bank
510,000	BBCN Bancorp, Inc.	7,116,807	7,542,900	0.98%
707,500	JP Morgan Chase & Co.	31,110,670	47,940,200	6.23%
	Total National Commercial Bank	38,227,477	55,483,100	7.21%

Operative Builders
765,000	DR Horton Inc.	17,323,969	20,930,400	2.72%
620,000	Ryland Group Inc.	23,126,506	28,749,400	3.74%
	Total Operative Builders	40,450,475	49,679,800	6.46%

Railroads, Line-Haul Operations
237,500	Kansas City Southern	17,284,757	21,660,000	2.81%

Real Estate Investment Trusts
3,420,000	Brandywine Realty Trust	42,484,855	45,417,600	5.90%

Retail-Grocery Stores
364,300	The Fresh Market, Inc. *	11,884,910	11,708,602	1.52%

Security Brokers, Dealers & Exchanges
275,000	Goldman Sachs Group, Inc.	37,032,728	57,417,250	7.46%

* Non-Income producing securities during the period.

*** Level 3 Security

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

Services-Educational Services
500,000	K12, Inc. *	$ 8,494,673	$ 6,325,000	0.82%

Services-Help Supply Services
425,000	Kelly Services, Inc. Class A	6,975,797	6,523,750	0.85%
12,000	Kelly Services, Inc. Class B (**)	223,509	184,080	0.02%
	Total Services-Help Supply Services	7,199,306	6,707,830	0.87%

Shopping Goods Store
1,270,000	Cabelas, Inc. Class A *	60,391,538	63,474,600	8.25%

State Commercial Banks
600,000	East West Bancorp, Inc.	11,777,610	26,892,000	3.49%

Transportation Equipment
295,000	Polaris Industries, Inc.	21,065,292	43,692,450	5.68%

Total Common Stocks		468,297,437	682,495,590	88.68%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	3,836,250	0.50%
	Total Warrants	2,331,760	3,836,250	0.50%

LIMITED PARTNERSHIPS
1,145,200	Boardwalk Pipeline Partners, L.P.	17,247,379	16,628,304	2.16%
1,925,000	KKR & Co. L.P.	31,834,185	43,986,250	5.72%
	Total Limited Partnerships	49,081,564	60,614,554	7.88%

PREFERRED STOCKS
145,000	Fannie Mae - Series E 12/31/49, 5.10% *	1,651,034	1,019,350	0.13%
258,447	Fannie Mae - Series F 12/31/49, 1.36% (a) *	3,446,221	1,886,663	0.25%
237,650	Fannie Mae - Series G 12/31/49, 0.00% (a) *	2,489,102	1,732,468	0.23%
208,029	Fannie Mae - Series H 12/31/49, 5.81% *	2,130,348	1,414,597	0.18%
364,800	Fannie Mae - Series I 12/31/49, 5.375% (**) *	4,221,646	2,316,480	0.30%
165,700	Fannie Mae - Series L 12/31/49, 5.125% (**) *	1,156,243	1,135,045	0.15%
313,250	Fannie Mae - Series M 12/31/49, 4.75% *	2,567,343	2,158,293	0.28%
257,500	Fannie Mae - Series N 12/31/49, 5.50% *	2,189,463	1,663,450	0.22%
457,500	Fannie Mae - Series O 12/31/49, 7.00% (a) *	3,187,358	3,156,750	0.41%
695,500	Fannie Mae - Series P 12/31/49, 0.00% (a) *	2,290,145	2,448,160	0.31%
	Total Preferred Stocks	25,328,903	18,931,256	2.46%

	Total Investments	$545,039,664	$765,877,650	99.52%

	Other Assets Less Liabilities		3,708,198	0.48%

	Net Assets		$769,585,848	100.00%

* Non-Income producing securities during the period.

** Level 2 Security

(a) Variable rate security; the rate shown represents the yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2015 (UNAUDITED)

Assets
Investment in securities at market value (cost $545,039,664)	$ 765,877,650
Cash	4,094,462
Receivables:
Securities sold	3,076,269
Fund shares purchased	158,593
Dividends	140,830
Total Assets	773,347,804
Liabilities
Payables:
Securities purchased	2,609,587
Fund shares redeemed	1,084,577
Accrued expenses	67,792
Total Liabilities	3,761,956

Net Assets  (Equivalent to $31.39 per share based on 24,518,188 shares of capital stock outstanding, 100,000,000 shares authorized, $0.01 par value)

         Minimum redemption price per share $31.39 x 0.98 = $30.76 (Note 7)

$ 769,585,848

Composition of Net Assets
Shares of common stock	$ 245,182
Additional paid-in capital	512,607,843
Undistributed net investment income	2,438,741
Accumulated net realized gain on investments	33,456,096
Net unrealized appreciation of investments	220,837,986

Net Assets	$ 769,585,848

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2015 (UNAUDITED)

Investment Income
Dividends	$ 6,854,988
Total Investment Income	6,854,988

Expenses
Management fees	4,150,809
Transfer agent and accounting fees	67,226
Custodian fees	39,401
Shareholder reporting	38,389
Registration fees	30,581
Trustees' fees and expenses	20,506
Insurance	17,558
Postage and printing	14,308
Compliance Officer fees	11,855
Office expenses	11,436
Professional fees	9,000
Bank fees	2,963
NSCC fees	1,896
Telephone	319
Total Expenses	4,416,247

Net Investment Income	2,438,741

Realized and Unrealized Gain from Investments
Net realized gain from investments	33,455,601
Net change in unrealized appreciation/(depreciation) of investments	(31,426,980)
Net realized and unrealized gain from investments	2,028,621

Net increase in net assets resulting from operations	$ 4,467,362

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2015	12/31/2014

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 2,438,741	$ 4,552,131
Net realized gain from investments	33,455,601	19,042,339
Capital gain distributions from underlying investments	-	938,235
Unrealized appreciation (depreciation) on investments	(31,426,980)	21,528,689
Net increase in assets resulting from operations	4,467,362	46,061,394

Distributions to Shareholders
From net investment income	-	(4,552,839)
From realized gains	-	(19,980,079)
Total distributions	-	(24,532,918)

Capital Share Transactions	(114,875,410)	37,361,351

Total Increase (Decrease) in Net Assets	(110,408,048)	58,889,827

Net Assets at Beginning of Period	879,993,896	821,104,069

Net Assets at End of Period (includes undistributed net investment income of $2,438,741 and $-, respectively)	$ 769,585,848	$ 879,993,896

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	(Unaudited) Six Months Ended 6/30/2015	Years Ended
		12/31/ 2014	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010
Net Asset Value -
Beginning of Period	$ 31.25	$ 30.44	$ 22.18	$ 17.18	$ 15.57	$ 11.83
Net Investment Income (1)	0.09	0.16	0.10	0.07	0.02	0.04
Net Gains or (Losses) on Investments
(realized and unrealized)	0.04	1.49	8.42	5.32	1.61	3.74
Total from Investment Operations	0.13	1.65	8.52	5.39	1.63	3.78

Less Distributions
From net investment income	0.00	(0.16)	(0.09)	(0.04)	(0.02)	(0.04)
From realized gains	0.00	(0.72)	(0.23)	(0.39)	0.00	0.00
Total Distributions	0.00	(0.88)	(0.32)	(0.43)	(0.02)	(0.04)

Paid in capital from redemption fees	0.01	0.04	0.06	0.04	0.00 (3)	0.00 (3)

Net Asset Value -
End of Period	$ 31.39	$ 31.25	$ 30.44	$ 22.18	$ 17.18	$ 15.57

Total Return (2)	0.45% (5)	5.59%	38.69%	31.63%	10.45%	31.97%

Net Assets - End of Period (000's omitted)	$769,586	$879,994	$821,104	$313,521	$63,277	$56,200

Ratio of Expenses to Average Net Assets	1.06% (4)	1.06%	1.06%	1.15%	1.22%	1.21%
Ratio of Net Investment Income to Average Net Assets	0.59% (4)	0.53%	0.38%	0.33%	0.10%	0.32%

Portfolio Turnover Rate	8.56% (5)	20.77%	7.35%	23.23%	22.94%	26.59%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period.

(2) Total return assumes reinvestment of dividends.

(3) Redemption fees resulted in less than $0.01 per share.

(4) Annualized.

(5) Not Annualized.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 (UNAUDITED)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013 Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Subsequent Event

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2015:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$682,309,822	$ 184,080	$ 1,688	$682,495,590
Limited Partnerships	60,614,554	--	--	60,614,554
Warrants	3,836,250	--	--	3,836,250
Preferred Stocks	15,479,731	3,451,525	--	18,931,256
	$762,240,357	$ 3,635,605	$ 1,688	$765,877,650

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2015.

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2014	$ 702
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	589
Realized Gain/(Loss)	-
Purchases/Sales	397
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2015	$1,688

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment was recent transactions in the common stock as of June 30, 2015.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2015, as computed pursuant to the investment advisory agreement, totaled $4,150,809.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 145 non-discretionary brokerage accounts with approximately $84 million in assets. During the previous 5 years ended 12/31/2014, the Fund placed 2 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received no commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the six months ended June 30, 2015, the Fund paid $11 in brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

NOTE 5 - Investments

For the six months ended June 30, 2015, purchases and sales of investment securities other than short-term investments aggregated $70,693,719 and $184,844,118, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2015 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $512,853,025. Transactions in capital stock were as follows:

	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,254,824	$ 39,743,997	8,157,985	$250,565,180
Shares reinvested	-	-	775,611	24,191,309
Redemption fees	-	359,250	-	991,225
Shares redeemed	(4,898,283)	(154,978,657)	(7,748,430)	(238,386,363)
Net increase (decrease)	(3,643,459)	$(114,875,410)	1,185,166	$ 37,361,351

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2015 the Fund received $359,250 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of June 30, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments (including short-term investments)           $ 545,039,664

Gross tax unrealized appreciation on investments

     $ 242,749,972

Gross tax unrealized depreciation on investments

        (21,911,986)

Net tax unrealized appreciation

     $ 220,837,986

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2014, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

        $               -

Accumulated realized gains

        $           495

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2015 (UNAUDITED)

to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The Fund did not make any distributions for the six months ended June 30, 2015.

During the year ended December 31, 2014, the Fund paid an ordinary income distribution of $0.16487 per share, and a long-term capital gain distribution of $0.72353 per share on December 22, 2014.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 are as follows:

	2014	2013
Ordinary income	$ 4,552,839	$ 4,586,259
Long-term Capital Gain	19,980,079	3,917,585
Total	$ 24,532,918	$ 8,503,844

NOTE 9 - Lease Commitments

The Fund leases office space on a month to month basis at $745 per month.  Rent expense was $4,625 for the six months ended June 30, 2015, and is included with office expenses.

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2015, National Financial Service Corp., for the benefit of its customers, owned 42.54% of the Fund.

NOTE 11 – New Accounting Pronouncement

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to- maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2015 (UNAUDITED)

 As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015 to June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	January 1, 2015	June 30, 2015	January 1, 2015 through June 30, 2015
Actual
Hypothetical	$1,000.00	$1,004.48	$5.27
(5% return before expenses)
	$1,000.00	$1,019.54	$5.31

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MATTHEW 25 FUND

TRUSTEE INFORMATION

JUNE 30, 2015 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O. Age 54	Trustee	Trustee since 1996	Physician in Family Practice	None

Samuel B. Clement Age 56	Trustee	Trustee since 1996	Stockbroker with Securities of America	None

Linda Guendelsberger Age 55	Trustee Secretary of Fund	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None

Scott Satell Age 51	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None

INTERESTED TRUSTEES
Steven D. Buck, Esq. Age 54	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None

Mark Mulholland Age 55	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

This Page Was Left Blank Intentionally

Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: August 31, 2015

*Print the name and title of each signing officer under his or her signature.